                                                                 EXHIBIT 99.6



                                                                  EXECUTION COPY

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of May 1, 2007, among Merrill Lynch Mortgage Lending, Inc., having an address at 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080 (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080 (the "Assignee") and GreenPoint Mortgage Funding, Inc. (the "Company").

          WHEREAS, the mortgage loans set forth on Attachment 1 annexed hereto (the "Assigned Loans") were acquired by the Assignee pursuant to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of October 1, 2006, between the Assignee and the Company (the "Agreement");

          WHEREAS, the Assignee assigned all of its right, title and interest in, to and under the Assigned Loans and the Agreement to Assignor pursuant to the Assignment, Assumption and Recognition Agreement, dated May 1, 2007, among the Assignee, the Company and Assignor (the "Assignment, Assumption and Recognition Agreement"; together with the Agreement, the "Agreements").

          In consideration of the mutual promises contained herein the parties hereto agree that the Assigned Loans shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement (as defined below).

Assignment and Assumption

     1. Assignor hereby grants, sells, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Agreements. Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any mortgage loans subject to the Agreements other than those set forth on Attachment l. Notwithstanding anything to the contrary contained herein, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under the representations and warranties contained in Section
7.01 and Section 7.02 of the Agreement and the Assignor is retaining the right to enforce the representations and warranties set forth in those sections against the Company. In addition, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under Section
7.04 of the Agreement.

Representations, Warranties and Covenants

     2. Assignor warrants and represents to, and covenants with, Assignee and Company that as of the date hereof:

          a. Attached hereto as Attachment 2 are true and accurate copies of the Agreements, which agreements are in full force and effect as of the date hereof and the respective provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          b. Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Agreements as it relates to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Agreements as it relates to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

          c. Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Company with respect to the Assigned Loans or the Agreements;

          d. Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modifications of, the Agreements. Assignor has no knowledge of, and has not received notice of, any waivers under or any amendments or other modifications of, or assignment of rights or obligations under the Agreements;

          e. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

          f. Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          g. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans, or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans, with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

          h. Assignor has received from Company, and has delivered to Assignee, all documents required to be delivered to Assignor by Company prior to the date hereof pursuant to Section 6.03 of the Agreement with respect to the Assigned Loans.

     3. Assignee warrants and represents to, and covenants with, Assignor and Company that as of the date hereof:

          a. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

          b. Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or Assignee's ability to perform its obligations under this AAR Agreement;

          e. Assignee understands that the Assigned Loans have not been registered under the Securities Act of 1934 (the "Securities Act") or the securities laws of any state;

          f. Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986 (the "Code")(a "Plan") and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code;

          g. Assignee assumes all of the rights of the Assignor under the Agreements with respect to the Assigned Loans including the right to enforce the representations and warranties of the Company contained in the Agreements; and

          h. A registration statement on Form S-3 (File No. 333-140436), including the Base Prospectus (the "Registration Statement") has been filed with the Securities and Exchange Commission (the "Commission") and has become effective under the Securities Act of 1933, as amended (the "Securities Act") and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated, or to the Assignee's knowledge, threatened, by the Commission.

     4. Company warrants and represents to, and covenants with, Assignor and Assignee that as of the date hereof:

          a. Attached hereto as Attachment 2 are true and accurate copies of the Agreements, which agreements are in full force and effect as of the date hereof and the respective provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          b. Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Assigned Loans;

          c. Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject. The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Company. This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          d. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          e. Company shall establish a Custodial Account (entitled "GreenPoint Mortgage Funding, Inc., as Servicer, in trust for Wells Fargo Bank, N.A. as Securities Administrator for Merrill Lynch Alternative Note Asset

               Trust, Series 2007-AF1 Mortgage Pass-Through Certificates") and an Escrow Account (entitled "GreenPoint Mortgage Funding, Inc., as Servicer, in trust for Wells Fargo Bank, N.A., as Securities Administrator for Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1 Mortgage Pass-Through Certificates") with respect to the Assigned Loans, which accounts shall be separate from the Custodial Account and Escrow Account previously established under the Agreement in favor of the Assignor; and

          f.   Each of the representations and warranties made by Company in
               Section 7.01 and Section 7.02 of the Agreement are true and correct in all material respects as of the date hereof provided, however, that the representations made in Section 7.02(v) are made as of the date of the Agreement.

Recognition of Assignee

     5. From and after the date hereof, Company shall recognize Assignee as owner of the Assigned Loans and will service the Assigned Loans for Assignee in accordance with the Agreement (as modified herein), the terms of which are incorporated herein by reference. The Company hereby acknowledges that the Mortgage Loans will be part of a REMIC. In no event will the Company service the Mortgage Loans in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code). In addition, Company hereby acknowledges that from and after the date hereof, the Assigned Loans will be subject to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2007, by and among Merrill Lynch Mortgage Investors, Inc., Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") and HSBC Bank USA, National Association. Pursuant to the Pooling and Servicing Agreement, the Master Servicer is required to monitor the Company's performance of its servicing obligations under the Agreement. Such right will include, without limitation, the right to terminate the Company under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Agreement, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company.

     6. In connection therewith, Company hereby agrees that all remittances required to be made with respect to the Assigned Loans pursuant to the Agreement will be made in accordance with the following wire transfer instructions:

                    Bank: Wells Fargo Bank, N.A.
                    ABA Routing Number: 121-000-248
                    Account Name: Corporate Trust Clearing
                    Account Number: 3970771416
                    For Credit to: MANA Series 2007-AF1, acct# 53151700 and Company shall deliver all reports required to be delivered under the Agreement to Assignee and to the Master Servicer at:

                    Wells Fargo Bank, N.A.
                    9062 Old Annapolis Road
                    Columbia, Maryland 21045
                    Attention: MANA 2007-AF1

     Provided, however, that the parties hereby acknowledge that the Company will remit an amount in excess of the required remittance amount on the first Remittance Date (such excess amount, the "Extra Remittance Amount") which shall be wired from the Master Servicer to the Assignor and that the Company shall not be liable for (i) calculating the required remittance amount for the first Remittance Date or (ii) any errors, delays or omissions in the wire of the Extra Remittance Amount from the Master Servicer to the Assignor.

     It is the intention of Assignor, Company and Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither Company nor Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of Assignee.

Modification of the Agreement

          7. The Assignor, Assignee and Company hereby amend the Agreement as follows:

          (a) The Assignor, Assignee and Company hereby amend Section 1 of the Agreement by deleting the definition of "Servicing Fee Rate" in its entirety and replacing it with the following:

          "Servicing Fee Rate: With respect to each Mortgage Loan, 0.25% per annum."

          (b) The Assignor, Assignee and Company hereby amend Section 1 of the Agreement by deleting the definition of "Pooling and Servicing Agreement" in its entirety and replacing it with the following:

          "Pooling and Servicing Agreement: The pooling and servicing agreement dated as of May 1, 2007, by and among Merrill Lynch Mortgage Investors, Inc., the Master Servicer, the Securities Administrator and HSBC Bank USA, National Association, as trustee."

          The Assignor, Assignee and Company hereby amend Section 11.03 of
     Exhibit 8, the Servicing Addendum to the Agreement (Realization Upon Defaulted Mortgage Loans), by (i) changing such section reference from "Section 11.02" to "Section 11.03".

          (c) The Assignor, Assignee and Company hereby amend Section 11.15 of the Servicing Addendum to the Agreement by deleting the first sentence of such section and replacing it with the following:

     "No later than the fifth Business Day of each month, the Seller shall furnish to the Purchaser and the Master Servicer a file via computer tape, email or modem containing, and a hard copy of, the monthly data and the Seller shall also furnish to the Purchaser and the Master Servicer a report in the format set forth in Attachment 3, Attachment 4 and Attachment 5 to the Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007 among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and the Seller, with respect to monthly remittance advice, defaulted Mortgage Loans and Realized Loss Calculations."

          (d) The Assignor, Assignee and Company hereby amend Section 11.17 of the Servicing Addendum to the Agreement by replacing the reference to "Section 11.02" with "Section 11.03."

          (e) The Assignor, Assignee and Company hereby amend Section 11.18 of the Servicing Addendum to the Agreement, by deleting such section in its entirety and replacing it with the following:

     "Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, the Seller shall submit to the Purchaser and the Master Servicer a liquidation report in the format set forth in Attachment 4 to the Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007 among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and the Seller, with respect to such Mortgaged Property and all supporting documentation reasonably required by the Master Servicer."

          (f) The Assignor, Assignee and Company hereby amend Section 11.24 of the Servicing Addendum to the Agreement, by replacing the reference to "2007" with "2008."

          (g) The Assignor, Assignee and Company hereby amend Section 11.32 of the Servicing Addendum to the Agreement by replacing the reference to "2007" with "2008" and by deleting in clause (iv) the following words: "if requested by the Purchaser, any Master Sevicer or any Depositor not later than February 1 of the calendar year in which such certification is to be delivered,"

          (h) The Assignor, Assignee and Company hereby amend the first paragraph of Section 12 of the Agreement by adding the section reference "Subsection 12.01" at the beginning thereof.

Miscellaneous

     8. All demands, notices and communications related to the Assigned Loans, the Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

          a.   In the case of Company,

               GreenPoint Mortgage Funding, Inc.
               100 Wood Hollow Drive
               Novato, California 94945
               Attention: Susan Davia

          b.   In the case of Assignor,

               Merrill Lynch Mortgage Lending, Inc.
               World Financial Center
               North Tower
               New York, New York 10281
               Attention: MANA 2007-AF1

          c.   In the case of Assignee,

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10281
               Attention: MANA 2007-AF1

          d.   In the case of Master Servicer,

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: MANA 2007-AF1

     9. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     10. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     11. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively hereunder.

     12. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

     13. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     14. In the event that any provision of this AAR Agreement conflicts with any provision of the Agreements with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

     15. Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and reimburse the Company for all out-of-pocket expenses, including attorney's fees, incurred by the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

     16. For purposes of this AAR Agreement only, the Master Servicer shall be considered a third party beneficiary, entitled to all the rights and benefits accruing to any Master Servicer as set forth herein as if it were a direct party to this AAR Agreement.

     17. NIMS Insurer. In addition to the terms and conditions set forth in this AAR Agreement, any and all rights of the Master Servicer and Trustee to receive notices from the Servicer pursuant to this AAR Agreement shall hereby be equally granted to the NIMS Insurer. The Master Servicer, the Assignor, the Securities Administrator or the Trustee shall notify the Servicer in writing of the name and address of the NIMS Insurer and the name and telephone number of the appropriate contact employee of the NIMS Insurer. For any and all obligations of the Servicer to obtain consent from the Master Servicer or the Trustee pursuant to this AAR Agreement, the Servicer must also obtain such consent from the NIMS Insurer. Notwithstanding any other provision in this AAR Agreement, the Trust Fund shall hold harmless and indemnify the Servicer for any failure of the NIMS Insurer to comply with the provisions of this AAR Agreement. Notwithstanding any provision herein to the contrary, the parties to this AAR Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the NIMS Insurer receive the benefit of the provisions of this AAR Agreement as an intended third party beneficiary of this AAR Agreement to the extent of such provisions. The Servicer shall have the same obligations to the NIMS Insurer as if it was a party to this AAR Agreement, and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this AAR Agreement as if it was a party to this AAR Agreement. The parties hereto agree to cooperate in good faith to amend this AAR Agreement in accordance with the terms hereof to include such other provisions as may be reasonably requested by the NIMS Insurer. Notwithstanding the foregoing, all rights of the NIMS Insurer set forth in this AAR Agreement shall exist only so long as the NIM Securities issued pursuant to the NIMS Transaction remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIM Securities.

     "NIM Security" shall mean any net interest margin security issued by an owner trust or special purpose entity that is holding all rights, title and interest in and to the Class P or Class C Certificates issued by the Trust Fund.

     "NIMS Insurer" shall mean collectively, any insurance companies issuing a financial guaranty insurance policy covering certain payments to be made on NIM Securities pursuant to a NIMS Transaction.

     "NIMS Transaction" shall mean any transaction in which NIM Securities are secured, in part, by the payments on the Class P or Class C Certificates issued by the Trust Fund.

     IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Assignor


By:
    ---------------------------------
Name:
      -------------------------------
Title: Authorized Signatory


MERRILL LYNCH MORTGAGE INVESTORS,
INC. Assignee


By:
    ---------------------------------
Name:
      -------------------------------
Title: Authorized Signatory


GREENPOINT MORTGAGE FUNDING, INC.
Company


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, N.A.
Master Servicer


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                  ATTACHMENT l

                             ASSIGNED LOAN SCHEDULE

                            [Intentionally Omitted]

                                  ATTACHMENT 2

         MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT, DATED AS
                                OF APRIL 1, 2003

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                               [SEE EXHIBIT 99.7]

                                  ATTACHMENT 3

                            MONTHLY REMITTANCE ADVICE

               STANDARD LOAN LEVEL FILE LAYOUT - MASTER SERVICING

EXHIBIT 1: Layout

                                                                                                               MAX
COLUMN NAME                                   DESCRIPTION                    DECIMAL      FORMAT COMMENT      SIZE
-----------             ---------------------------------------------------  -------  ----------------------  ----
EACH FILE REQUIRES THE FOLLOWING FIELDS:

SER_INVESTOR_NBR        A value assigned by the Servicer to define a group            Text up to 20 digits     20
                        of loans.

LOAN_NBR                A unique identifier assigned to each loan by the              Text up to 10 digits     10
                        investor.

SERVICER_LOAN_NBR       A unique number assigned to a loan by the                     Text up to 10 digits     10
                        Servicer. This may be different than the LOAN_NBR.

SCHED_PAY_AMT           Scheduled monthly principal and scheduled interest      2     No commas(,) or dollar   11
                        payment that a borrower is expected to pay, P&I               signs ($)
                        constant.

NOTE_INT_RATE           The loan interest rate as reported by the Servicer.     4     Max length of 6          6

NET_INT_RATE            The loan gross interest rate less the service fee       4     Max length of 6          6
                        rate as reported by the Servicer.

SERV_FEE_RATE           The servicer's fee rate for a loan as reported by       4     Max length of 6          6
                        the Servicer.

SERV_FEE_AMT            The servicer's fee amount for a loan as reported by     2     No commas(,) or dollar   11
                        the Servicer.                                                 signs ($)

NEW_PAY_AMT             The new loan payment amount as reported by the          2     No commas(,) or dollar   11
                        Servicer.                                                     signs ($)

NEW_LOAN_RATE           The new loan rate as reported by the Servicer.          4     Max length of 6          6

ARM_INDEX_RATE          The index the Servicer is using to calculate a          4     Max length of 6          6
                        forecasted rate.

ACTL_BEG_PRIN_BAL       The borrower's actual principal balance at the          2     No commas(,) or dollar   11
                        beginning of the processing cycle.                            signs ($)

ACTL_END_PRIN_BAL       The borrower's actual principal balance at the end      2     No commas(,) or dollar   11
                        of the processing cycle.                                      signs ($)

BORR_NEXT_PAY_DUE_DATE  The date at the end of processing cycle that the              MM/DD/YYYY               10
                        borrower's next payment is due to the Servicer, as
                        reported by Servicer.

SERV_CURT_AMT_1         The first curtailment amount to be applied.             2     No commas(,) or dollar   11
                                                                                      signs ($)

SERV_CURT_DATE_1        The curtailment date associated with the first                MM/DD/YYYY               10
                        curtailment amount.

CURT_ADJ_ AMT_1         The curtailment interest on the first curtailment       2     No commas(,) or dollar   11
                        amount, if applicable.                                        signs ($)

SERV_CURT_AMT_2         The second curtailment amount to be applied.            2     No commas(,) or dollar   11
                                                                                      signs ($)

SERV_CURT_DATE_2        The curtailment date associated with the second               MM/DD/YYYY               10
                        curtailment amount.

CURT_ADJ_ AMT_2         The curtailment interest on the second curtailment      2     No commas(,) or dollar   11
                        amount, if applicable.                                        signs ($)

EXHIBIT 1: CONTINUED STANDARD LOAN LEVEL FILE LAYOUT

                                                                                                               MAX
COLUMN NAME                                   DESCRIPTION                    DECIMAL      FORMAT COMMENT      SIZE
-----------             ---------------------------------------------------  -------  ----------------------  ----
SERV_CURT_AMT_3         The third curtailment amount to be applied.             2     No commas(,) or dollar   11
                                                                                      signs ($)

SERV_CURT_DATE_3        The curtailment date associated with the third                MM/DD/YYYY               10
                        curtailment amount.

CURT_ADJ_AMT_3          The curtailment interest on the third curtailment       2     No commas(,) or dollar   11
                        amount, if applicable.                                        signs ($)

PIF_AMT                 The loan "paid in full" amount as reported by the       2     No commas(,) or dollar   11
                        Servicer.                                                     signs ($)

PIF_DATE                The paid in full date as reported by the Servicer.            MM/DD/YYYY               10

ACTION_CODE             The standard FNMA numeric code used to indicate the           Action Code Key:         2
                        default/delinquent status of a particular loan.               15=Bankruptcy,
                                                                                      30=Foreclosure, ,
                                                                                      60=PIF,
                                                                                      63=Substitution,
                                                                                      65=Repurchase,70=REO

INT_ADJ_AMT             The amount of the interest adjustment as reported       2     No commas(,) or dollar   11
                        by the Servicer.                                              signs ($)

SOLDIER_SAILOR_ADJ_AMT  The Soldier and Sailor Adjustment amount, if            2     No commas(,) or dollar   11
                        applicable.                                                   signs ($)

NON_ADV_LOAN_AMT        The Non Recoverable Loan Amount, if applicable.         2     No commas(,) or dollar   11
                                                                                      signs ($)

LOAN_LOSS_AMT           The amount the Servicer is passing as a loss, if        2     No commas(,) or dollar   11
                        applicable.                                                   signs ($)

PLUS THE FOLLOWING APPLICABLE FIELDS:

SCHED_BEG_PRIN_BAL      The scheduled outstanding principal amount due at       2     No commas(,) or dollar   11
                        the beginning of the cycle date to be passed                  signs ($)
                        through to investors.

SCHED_END_PRIN_BAL      The scheduled principal balance due to investors at     2     No commas(,) or dollar   11
                        the end of a processing cycle.                                signs ($)

SCHED_PRIN_AMT          The scheduled principal amount as reported by the       2     No commas(,) or dollar   11
                        Servicer for the current cycle -- only applicable             signs ($)
                        for Scheduled/Scheduled Loans.

SCHED_NET_INT           The scheduled gross interest amount less the            2     No commas(,) or dollar   11
                        service fee amount for the current cycle as                   signs ($)
                        reported by the Servicer -- only applicable for
                        Scheduled/Scheduled Loans.

ACTL_PRIN_AMT           The actual principal amount collected by the            2     No commas(,) or dollar   11
                        Servicer for the current reporting cycle -- only              signs ($)
                        applicable for Actual/Actual Loans.

ACTL_NET_INT            The actual gross interest amount less the service       2     No commas(,) or dollar   11
                        fee amount for the current reporting cycle as                 signs ($)
                        reported by the Servicer -- only applicable for
                        Actual/Actual Loans.

PREPAY_PENALTY_ AMT     The penalty amount received when a borrower prepays     2     No commas(,) or dollar   11
                        on his loan as reported by the Servicer.                      signs ($)

PREPAY_PENALTY_ WAIVED  The prepayment penalty amount for the loan waived       2     No commas(,) or dollar   11
                        by the servicer.                                              signs ($)

EXHIBIT 1: CONTINUED STANDARD LOAN LEVEL FILE LAYOUT

                                                                                                               MAX
COLUMN NAME                                   DESCRIPTION                    DECIMAL      FORMAT COMMENT      SIZE
-----------             ---------------------------------------------------  -------  ----------------------  ----
MOD_DATE                The Effective Payment Date of the Modification for            MM/DD/YYYY               10
                        the loan.

MOD_TYPE                The Modification Type.                                        Varchar - value can be   30
                                                                                      alpha or numeric

DELINQ_P&I_ADVANCE_AMT  The current outstanding principal and interest          2     No commas(,) or dollar   11
                        advances made by Servicer.                                    signs ($)

BREACH_FLAG             Flag to indicate if the repurchase of a loan is due           Y=Breach                 1
                        to a breach of Representations and Warranties                 N=NO Breach
                                                                                      Let blank if N/A

EXHIBIT 2: MONTHLY SUMMARY REPORT BY SINGLE INVESTOR
MONTHLY SUMMARY REPORT

For Month Ended: mm/dd/yyyy                  Servicer Name _____________________

Prepared by: _____________________________   Investor Nbr ______________________

SECTION 1. REMITTANCES AND ENDING BALANCES - REQUIRED DATA

 Beginning     Ending       Total Monthly     Total Ending Unpaid     Total Monthly
Loan Count   Loan Count   Remittance Amount    Principal Balance    Principal Balance
----------   ----------   -----------------   -------------------   -----------------
     0            0             $0.00                $0.00                $0.00

PRINCIPAL CALCULATION
1.  Monthly Principal Due                                                + $0.00
                                                                           -----
2.  Current Curtailments                                                 + $0.00
                                                                           -----
3.  Liquidations                                                         + $0.00
                                                                           -----
4.  Other (attach explanation)                                           + $0.00
                                                                           -----
5.  Principal Due                                                          $0.00
                                                                           -----
6.  Interest (reported "gross")                                          + $0.00
                                                                           -----
7.  Interest Adjustments on Curtailments                                 + $0.00
                                                                           -----
8.  Servicing Fees                                                       - $0.00
                                                                           -----
9.  Other Interest (attach explanation)                                  + $0.00
                                                                           -----
10. Interest Due (need to subtract ser fee)                                $0.00
                                                                           =====
REMITTANCE CALCULATION
11.  Total Principal and Interest Due (lines 5+10)                       + $0.00
                                                                           -----
12.  Reimbursement of Non-Recoverable Advances                           - $0.00
                                                                           -----
13.  Total Realized gains                                                + $0.00
                                                                           -----
14.  Total Realized Losses                                               - $0.00
                                                                           -----
15.  Total Prepayment Penalties                                          + $0.00
                                                                           -----
16.  Total Non-Supported Compensating Interest                           - $0.00
                                                                           -----
17.  Other (attach explanation)                                            $0.00
                                                                           -----
18.  Net Funds Due on or before Remittance Date                          $ $0.00
                                                                           -----

SECTION 2. DELINQUENCY REPORT - OPTIONAL DATA FOR LOAN ACCOUNTING

                             INSTALLMENTS DELINQUENT

Total No.     Total No.                                     In       Real Estate   Total Dollar
   of            of          30-   60-    90 or more   Foreclosure      Owned        Amount of
  Loans     Delinquencies   Days   Days      Days       (Optional)    (Optional)   Delinquencies
---------   -------------   ----   ----   ----------   -----------   -----------   -------------
    0             0           0      0         0            0             0            $0.00

                                  ATTACHMENT 4

                       REPORTING DATA FOR DEFAULTED LOANS

EXHIBIT: STANDARD FILE LAYOUT - DELINQUENCY REPORTING

* The column/header names in BOLD are the minimum fields Wells Fargo must receive from every Servicer

COLUMN/HEADER NAME                                   DESCRIPTION                      DECIMAL    FORMAT COMMENT
------------------               -------------------------------------------------    -------   ----------------
SERVICER_LOAN_NBR                A unique number assigned to a loan by the
                                 Servicer. This may be different than the LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                       Servicer Client Number

SERV_INVESTOR_NBR                Contains a unique number as assigned by an
                                 external servicer to identify a group of loans in
                                 their system.

BORROWER_FIRST_NAME              First Name of the Borrower.

BORROWER_LAST_NAME               Last name of the borrower.

PROP_ADDRESS                     Street Name and Number of Property

PROP_STATE                       The state where the property located.

PROP_ZIP                         Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE           The date that the borrower's next payment is due               MM/DD/YYYY
                                 to the servicer at the end of processing cycle, as
                                 reported by Servicer.

LOAN_TYPE                        Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE            The date a particular bankruptcy claim was filed.              MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE          The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR              The case number assigned by the court to the
                                 bankruptcy filing.

POST_PETITION_DUE_DATE           The payment due date once the bankruptcy has been              MM/DD/YYYY
                                 approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE       The Date The Loan Is Removed From Bankruptcy.                  MM/DD/YYYY
                                 Either by Dismissal, Discharged and/or a Motion
                                 For Relief Was Granted.

LOSS_MIT_APPR_DATE               The Date The Loss Mitigation Was Approved By The               MM/DD/YYYY
                                 Servicer

LOSS_MIT_TYPE                    The Type Of Loss Mitigation Approved For A Loan
                                 Such As;

LOSS_MIT_EST_COMP_DATE           The Date The Loss Mitigation /Plan Is Scheduled To             MM/DD/YYYY
                                 End/Close

LOSS_MIT_ACT_COMP_DATE           The Date The Loss Mitigation Is Actually Completed             MM/DD/YYYY

FRCLSR_APPROVED_DATE             The date DA Admin sends a letter to the servicer               MM/DD/YYYY
                                 with instructions to begin foreclosure
                                 proceedings.

ATTORNEY_REFERRAL_DATE           Date File Was Referred To Attorney to Pursue                   MM/DD/YYYY
                                 Foreclosure

FIRST_LEGAL_DATE                 Notice of 1st legal filed by an Attorney in a                  MM/DD/YYYY
                                 Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE        The date by which a foreclosure sale is expected               MM/DD/YYYY
                                 to occur.

FRCLSR_SALE_DATE                 The actual date of the foreclosure sale.                       MM/DD/YYYY

FRCLSR_SALE_AMT                  The amount a property sold for at the foreclosure        2     No commas(,) or
                                 sale.                                                          dollar signs ($)

EVICTION_START_DATE              The date the servicer initiates eviction of the                MM/DD/YYYY
                                 borrower.

EVICTION_COMPLETED_DATE          The date the court revokes legal possession of the             MM/DD/YYYY
                                 property from the borrower.

LIST_PRICE                       The price at which an REO property is marketed.          2     No commas(,) or
                                                                                                dollar signs ($)

LIST_DATE                        The date an REO property is listed at a particular             MM/DD/YYYY
                                 price.

OFFER_AMT                        The dollar value of an offer for an REO property.        2     No commas(,) or
                                                                                                dollar signs ($)

OFFER_DATE_TIME                  The date an offer is received by DA Admin or by                MM/DD/YYYY
                                 the Servicer.

REO_CLOSING_DATE                 The date the REO sale of the property is scheduled             MM/DD/YYYY
                                 to close.

REO_ACTUAL_CLOSING_DATE          Actual Date Of REO Sale                                        MM/DD/YYYY

OCCUPANT_CODE                    Classification of how the property is occupied.

PROP_CONDITION_CODE              A code that indicates the condition of the
                                 property.

PROP_INSPECTION_DATE             The date a  property inspection is performed.                  MM/DD/YYYY

APPRAISAL_DATE                   The date the appraisal was done.                               MM/DD/YYYY

CURR_PROP_VAL                    The current "as is" value of the property based on       2
                                 brokers price opinion or appraisal.

REPAIRED_PROP_VAL                The amount the property would be worth if repairs        2
                                 are completed pursuant to a broker's price opinion
                                 or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE               FNMA Code Describing Status of Loan

DELINQ_REASON_CODE               The circumstances which caused a borrower to stop
                                 paying on a loan. Code indicates the reason why
                                 the loan is in default for this cycle.

MI_CLAIM_FILED_DATE              Date Mortgage Insurance Claim Was Filed With                   MM/DD/YYYY
                                 Mortgage Insurance Company.

MI_CLAIM_AMT                     Amount of Mortgage Insurance Claim Filed                       No commas(,) or
                                                                                                dollar signs ($)

MI_CLAIM_PAID_DATE               Date Mortgage Insurance Company Disbursed Claim                MM/DD/YYYY
                                 Payment

MI_CLAIM_AMT_PAID                Amount Mortgage Insurance Company Paid On Claim          2     No commas(,) or
                                                                                                dollar signs ($)

POOL_CLAIM_FILED_DATE            Date Claim Was Filed With Pool Insurance Company               MM/DD/YYYY

POOL_CLAIM_AMT                   Amount of Claim Filed With Pool Insurance Company        2     No commas(,) or
                                                                                                dollar signs ($)

POOL_CLAIM_PAID_DATE             Date Claim Was Settled and The Check Was Issued By             MM/DD/YYYY
                                 The Pool Insurer

POOL_CLAIM_AMT_PAID              Amount Paid On Claim By Pool Insurance Company           2     No commas(,) or
                                                                                                dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE      Date FHA Part A Claim Was Filed With HUD                       MM/DD/YYYY

FHA_PART_A_CLAIM_AMT             Amount of FHA Part A Claim Filed                         2     No commas(,) or
                                                                                                dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE       Date HUD Disbursed Part A Claim Payment                        MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT        Amount HUD Paid on Part A Claim                          2     No commas(,) or
                                                                                                dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE      Date FHA Part B Claim Was Filed With HUD                       MM/DD/YYYY

FHA_PART_B_CLAIM_AMT             Amount of FHA Part B Claim Filed                         2     No commas(,) or
                                                                                                dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE       Date HUD Disbursed Part B Claim Payment                        MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT        Amount HUD Paid on Part B Claim                          2     No commas(,) or
                                                                                                dollar signs ($)

VA_CLAIM_FILED_DATE              Date VA Claim Was Filed With the Veterans Admin                MM/DD/YYYY

VA_CLAIM_PAID_DATE               Date Veterans Admin. Disbursed VA Claim Payment                MM/DD/YYYY

VA_CLAIM_PAID_AMT                Amount Veterans Admin. Paid on VA Claim                  2     No commas(,) or
                                                                                                dollar signs ($)

MOTION_FOR_RELIEF_DATE           The date the Motion for Relief was filed                10     MM/DD/YYYY

FRCLSR_BID_AMT                   The foreclosure sale bid amount                         11     No commas(,) or
                                                                                                dollar signs ($)

FRCLSR_SALE_TYPE                 The foreclosure sales results: REO, Third Party,
                                 Conveyance to HUD/VA

REO_PROCEEDS                     The net proceeds from the sale of the REO                      No commas(,) or
                                 property.                                                      dollar signs ($)

BPO_DATE                         The date the BPO was done.

CURRENT_FICO                     The current FICO score

HAZARD_CLAIM_FILED_DATE          The date the Hazard Claim was filed with the            10     MM/DD/YYYY
                                 Hazard Insurance Company.

HAZARD_CLAIM_AMT                 The amount of the Hazard Insurance Claim filed.         11     No commas(,) or
                                                                                                dollar signs ($)

HAZARD_CLAIM_PAID_DATE           The date the Hazard Insurance Company disbursed         10     MM/DD/YYYY
                                 the claim payment.

HAZARD_CLAIM_PAID_AMT            The amount the Hazard Insurance Company paid on         11     No commas(,) or
                                 the claim.                                                     dollar signs ($)

ACTION_CODE                      Indicates loan status                                          Number

NOD_DATE                                                                                        MM/DD/YYYY

NOI_DATE                                                                                        MM/DD/YYYY

ACTUAL_PAYMENT_PLAN_START_DATE                                                                  MM/DD/YYYY

ACTUAL_PAYMENT_ PLAN_END_DATE

ACTUAL_REO_START_DATE                                                                           MM/DD/YYYY

REO_SALES_PRICE                                                                                 Number

REALIZED_LOSS/GAIN               As defined in the Servicing Agreement                          Number

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -    ASUM - Approved Assumption

     -    BAP - Borrower Assistance Program

     -    CO - Charge Off

     -    DIL - Deed-in-Lieu

     -    FFA - Formal Forbearance Agreement

     -    MOD - Loan Modification

     -    PRE - Pre-Sale

     -    SS - Short Sale

     -    MISC - Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------------------------
001                FNMA-Death of principal mortgagor
002                FNMA-Illness of principal mortgagor
003                FNMA-Illness of mortgagor's family member
004                FNMA-Death of mortgagor's family member
005                FNMA-Marital difficulties
006                FNMA-Curtailment of income
007                FNMA-Excessive Obligation
008                FNMA-Abandonment of property
009                FNMA-Distant employee transfer
011                FNMA-Property problem
012                FNMA-Inability to sell property
013                FNMA-Inability to rent property
014                FNMA-Military Service
015                FNMA-Other
016                FNMA-Unemployment
017                FNMA-Business failure
019                FNMA-Casualty loss
022                FNMA-Energy environment costs
023                FNMA-Servicing problems
026                FNMA-Payment adjustment
027                FNMA-Payment dispute
029                FNMA-Transfer of ownership pending
030                FNMA-Fraud
031                FNMA-Unable to contact borrower
INC                FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------
    09        Forbearance
    17        Pre-foreclosure Sale Closing Plan Accepted
    24        Government Seizure
    26        Refinance
    27        Assumption
    28        Modification
    29        Charge-Off
    30        Third Party Sale
    31        Probate
    32        Military Indulgence
    43        Foreclosure Started
    44        Deed-in-Lieu Started
    49        Assignment Completed
    61        Second Lien Considerations
    62        Veteran's Affairs-No Bid
    63        Veteran's Affairs-Refund
    64        Veteran's Affairs-Buydown
    65        Chapter 7 Bankruptcy
    66        Chapter 11 Bankruptcy
    67        Chapter 13 Bankruptcy

                                  ATTACHMENT 5

                      REALIZED LOSS CALCULATION INFORMATION

CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

     (b)

     (c) The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

          *    Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

     (d) CREDITS:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

               Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

CALCULATION OF REALIZED LOSS/GAIN FORM 332

Prepared by: __________________                          Date: _________________

Phone: ________________________________   Email Address: _______________________

Servicer Loan No.                 Servicer Name                 Servicer Address

_________________        ______________________________      ___________________

WELLS FARGO BANK, N.A. LOAN NO. ___________________________________

Borrower's Name: __________________________________________________

Property Address: _________________________________________________

LIQUIDATION TYPE: REO SALE   3RD PARTY SALE   SHORT SALE   CHARGE OFF

WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN   YES   NO

If "Yes", provide deficiency or cramdown amount _______________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)  Actual Unpaid Principal Balance of Mortgage Loan    $________________ (1)
(2)  Interest accrued at Net Rate                         ________________ (2)
(3)  Accrued Servicing Fees                               ________________ (3)
(4)  Attorney's Fees                                      ________________ (4)
(5)  Taxes (see page 2)                                   ________________ (5)
(6)  Property Maintenance                                 ________________ (6)
(7)  MI/Hazard Insurance Premiums (see page 2)            ________________ (7)
(8)  Utility Expenses                                     ________________ (8)
(9)  Appraisal/BPO                                        ________________ (9)
(10) Property Inspections                                 ________________ (10)
(11) FC Costs/Other Legal Expenses                        ________________ (11)
(12) Other (itemize)                                      ________________ (12)
     Cash for Keys _____________________________          ________________ (12)
     HOA/Condo Fees ____________________________          ________________ (12)
     ___________________________________________          ________________ (12)
     TOTAL EXPENSES                                      $________________ (13)

CREDITS:
(14) Escrow Balance                                      $________________ (14)
(15) HIP Refund                                           ________________ (15)
(16) Rental Receipts                                      ________________ (16)
(17) Hazard Loss Proceeds                                 ________________ (17)
(18) Primary Mortgage Insurance / Gov't Insurance         ________________ (18a)
HUD Part A                                                ________________ (18b)
HUD Part B
(19) Pool Insurance Proceeds                              ________________ (19)
(20) Proceeds from Sale of Acquired Property              ________________ (20)
(21) Other (itemize)                                      ________________ (21)
     ________________________________________________     ________________ (21)

     TOTAL CREDITS                                       $________________ (22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                  $________________ (23)

ESCROW DISBURSEMENT DETAIL

    TYPE                  PERIOD OF                 BASE
(TAX /INS.)   DATE PAID    COVERAGE   TOTAL PAID   AMOUNT   PENALTIES   INTEREST
-----------   ---------   ---------   ----------   ------   ---------   --------


                                  ATTACHMENT 6

                             LIST OF APPRAISAL FIRMS

                            [Intentionally Omitted]